UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2019

AMERICAN CAMPUS COMMUNITIES, INC.
AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP
(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	76-0753089
Maryland	333-181102-01	56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Blvd., Suite T-200, Austin, Texas 78738
(Address of Principal Executive Offices)     (Zip Code)

Registrant’s telephone number, including area code: (512) 732-1000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	ACC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE

On October 14, 2019 American Campus Communities American Campus Communities, Inc. (NYSE:ACC) (the “Company”), issued a press release announcing final leasing results for the 2019-2020 academic year and revised earnings guidance for the year ended December 31, 2019. The text of the press release is included as Exhibit 99.1 to this Current Report. Information regarding the final leasing results is included as Exhibit 99.2 of this Current Report. Information regarding the Company’s revised earnings guidance is included as Exhibits 99.3 and 99.4 of this Current Report.

Such information is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The list of exhibits is incorporated herein by reference to the Exhibit Index.

Exhibit No.	Description
EX-99.1	Press Release dated October 14, 2019
EX-99.2	Portfolio Overview
EX-99.3	2019 Outlook - Summary
EX-99.4	2019 Outlook - Changes from Previous Guidance

SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAMPUS COMMUNITIES, INC.

Dated:	October 14, 2019	By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

		By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer